Exhibit-10.4

Type:  Exhibit-10.4
Description: Citizens Capital Corp. & Citizens Capital Corp. ESOP Trust; Promissory Note2 and Security Agreement.

PROMISSORY NOTE & SECURITY AGREEMENT

This $18,863,700 Promissory Note (the "Note") is hereby entered into on this 31st day of December 2009 between and amongst the Citizens Capital Corp. Employee Stock Ownership Trust, a Texas trust hereafter known as (the "Trust"), formed in the county of Dallas and Citizens Capital Corp., a Texas corporation, hereafter known as (the "Company"); and

Said Note is secured by and subject to the terms and conditions of the separately attached Security Agreement (the "Security Agreement") dated December 31, 2009.

The Transaction

For a fourteen percent (14%) rate of return and discount from par value ($628.79 per $1,000 par value amount) on the $30,000,000 principal; face amount value of the seven percent (7%); Series 2010A Bonds or an Initial Bond Purchaser’s re-marketing discount in the amount of $11,136,300 the Company agrees to sale, to the Trust, $30,000,000 aggregate principal amount of its: 7% Percent; $1,000 Par Value; Series 2010A; Convertible; Callable; 144A; Secured; First Mortgage Bonds Due 2020 (the "Bonds") at $628.79 for each $1,000 par value or an aggregate of $18,863,700.

Each $1,000 Par Value Bond is convertible at $5.00 per share into 200 shares of the Company's Class A; no par; common stock or an aggregate of 6,000,000 common shares.

Each $1,000 Par Value Bond; of an aggregate of 30,000 bonds, is callable, by the Company, at Par plus a 7% percent premium or $1,070 for a total aggregate amount of $32,100,000.

The Consideration

As a financial consideration for the purchase of the Bonds, by the Trust, the Trust agrees to pay to the Company an aggregate sum of (US) $18,863,700 (the "Purchase Price").

In payment of the Purchase Price, the Trust promises to pay and hereby delivers to the Company, this 4 year; 0% percent; $18,863,700 promissory note (the "Note").

Payment Provisions of Note

The Trust agrees to pay the principal amount of the Note, in full, on or before December 31, 2013.  The Trust, at its discretion, may pay the full amount of the Note and any accrued interest thereon prior to December 31, 2013, without any penalty for early repayment.

Disposition of Assets

In order to reduce its outstanding, principal loan obligation to the Company, the Trust may liquidate, at any time in the institutional, capital market place, up to $30,000,000 aggregate principal value of its Citizens Capital Corp.; 7% Percent; $1,000 Par Value; Series 2010A; Convertible; Callable; 144A; Secured; First Mortgage Bonds Due 2020 held.

Terms of Note Default

This Note shall be in default if the principal amount of said Note and all accrued interest thereon,  if any,  is not paid in full, on or before December 31, 2013.

Liquidating Call Provision

The Company or the Note holder of record thereof, shall have the "demand" right to require the Trust to liquidate, at any time, up to "ALL" of it $30,000,000 aggregate principal amount of its: 7% Percent; $1,000 Par Value; Series 2010A; Convertible; Callable; 144A; Secured; First Mortgage Bond holdings.

IN WITNESS HEREOF, the undersigned have agreed and have accepted the terms of this promissory note.

(The Trust)

/s/ Lawrence H. Knotts	Date: December 31, 2009.
Lawrence H. Knotts
Trustee
Citizens Capital Corp. Employee Stock Ownership Trust

/s/ Billy D. Hawkins	Date: December 31, 2009.
Billy D. Hawkins
Trustee
Citizens Capital Corp. Employee Stock Ownership Trust

/s/ Derrick Hayden	Date: December 31, 2009.
Derrick Hayden
Trustee
Citizens Capital Corp. Employee Stock Ownership Trust

(The Company)

/s/ Billy D. Hawkins	Date: December 31, 2009.
Billy D. Hawkins
Chief Executive Officer
Citizens Capital Corp.

SECURITY AGREEMENT

The Promissory Note (the Note) entered into on the 31st day of December 2009 between and amongst Citizens Capital Corp., a Texas corporation, hereafter known as (the Company) and the Citizens Capital Corp. Employee Stock Ownership Trust, a Texas trust hereafter known as (the Trust), formed in the county of Dallas shall be secured by and subject to a first lien on the Citizens Capital Corp.; 7% Percent; $1,000 Par Value; Series 2010A; Convertible; Callable; 144A; Secured; First Mortgage Bonds Due 2020 (the "Bonds"). Said lien shall be in favor of the Company.

Said Note is secured by and subject to the terms and conditions of this security agreement dated the 31st day of December 2009.

The first lien shall be held by the Company until such time that the Trust, shall pay in full, to the Company or Note holder of record thereof, the principal note amount of $18,863,700 and any interest accrued thereof based on an annual percentage rate of 0% percent.

At the occurrence of the event in which the Trust pays to the Company, the full financial consideration of $18,863,700 plus any accrued interest thereof, the Company shall take the necessary actions to release any and all liens on the Bonds, held by the trust.

Terms of Default

If the Note entered into between and amongst the company and the trust is not paid in full on or before December 31, 2010, said Note shall be deemed in default.

In the event of a default on the Note by the Trust, the Company or the Note holder of record thereof shall be entitled to take immediate repossession of the Bonds.

Disposition of Assets

In order to reduce its outstanding, principal loan obligation to the Company, the Trust may liquidate, at any time in the institutional, capital market place, up to $30,000,000 aggregate principal value of its Citizens Capital Corp.; 7% Percent; $1,000 Par Value; Series 2010A; Convertible; Callable; 144A; Secured; First Mortgage Bonds Due 2020 held.

Liquidating Call Provision

The Company or the Note holder of record thereof, shall have the "demand" right to require the Trust to liquidate, at any time, up to "ALL" of it $30,000,000 aggregate principal amount of its: 7% Percent; $1,000 Par Value; Series 2010A; Convertible; Callable; 144A; Secured; First Mortgage Bond holdings.

IN WITNESS HEREOF, the undersigned have agreed and have accepted the terms of this promissory note.

(The Trust)

/s/ Billy D. Hawkins	Date: December 31, 2009.
Billy D. Hawkins
Trustee
Citizens Capital Corp. Employee Stock Ownership Trust

/s/ Derrick Hayden	Date: December 31, 2009.
Derrick Hayden
Trustee
Citizens Capital Corp. Employee Stock Ownership Trust

/s/ Lawrence H. Knotts	Date: December 31, 2009.
Lawrence H. Knotts
Trustee
Citizens Capital Corp. Employee Stock Ownership Trust

(The Company)

/s/ Billy D. Hawkins	Date: December 31, 2009.
Billy D. Hawkins
Chief Executive Officer
Citizens Capital Corp.